SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 5, 2003
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                       Hayes Lemmerz International, Inc.
          ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                        1-11592               13-3384636
-------------------------------  -----------------------    -------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)



              15300 Centennial Drive, Northville, Michigan 48167
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                (734) 737-5000
         ------------------------------------------------------------
             (Registrant's telephone number, including area code)



                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 9.  Regulation FD Disclosure

         In connection with its proposed emergence from Chapter 11 bankruptcy proceedings, Hayes Lemmerz International, Inc. (the "Company") is providing certain financial and other business information to prospective lenders in connection with the syndication of a proposed $575 million senior secured credit facility, with Citigroup Global Markets Inc. and Lehman Brothers Inc. as joint lead arrangers and book managers. Such financial and other business information has not been previously disclosed publicly and is being furnished herewith pursuant to Item 9 of Regulation FD.

         The Company had Adjusted EBITDA of $228.5 for the fiscal year ended January 31, 2003, and Adjusted EBITDA of $154.3 and $286.1 for the fiscal years ended January 31, 2002 and 2001, respectively.

         Of the Company's $228.5 million of Adjusted EBITDA for the year ended January 31, 2003, 41% was derived from the Company's North American business, and 59% was derived from the Company's business outside of North America. Of the Company's $2.0 billion of net sales for the year ended January 31, 2003, 63% was generated in North America and 37% was generated by the Company's business outside of North America.

         EBITDA, a measure used by management to measure operating performance, is defined as operating income (loss) plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items such as: (i) asset impairment losses, restructuring and other charges; (ii) reorganization items; (iii) cumulative effect of changes in accounting principles; and (iv) extraordinary gains or losses. We reference these non-GAAP financial measures as a management group frequently in our decision-making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to adjusted EBITDA in measuring performance, among other things. We base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors.

         EBITDA and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to operating income as indicators of operating performance or to cash flows from operating activities as measures of liquidity. Because not all companies use identical calculations, these presentations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow for management's discretionary use, as they do not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

    EBITDA and pro forma Adjusted EBITDA are calculated as follows (unaudited):


                                                                            Fiscal Year Ending January 31,
                                                                2003            2002            2001            2000
                                                            -------------   -------------   -------------   --------------
                                                                                   ($ millions)
Net income (loss)                                               $ (634.5)       $ (396.7)       $ (186.2)          $ 47.6
    Interest expense, net                                           72.7           175.2           163.5            153.3
    Income tax provision                                             3.6            10.3             9.7             38.3
    Minority interest                                                3.5             3.3             2.6              3.0
    Cummulative effect of change in accounting principle           554.4               -               -                -
    Extraordinary gain, net of tax                                     -            (2.7)              -                -
                                                            -------------   -------------   -------------   --------------
Operating income (loss)                                             (0.3)         (210.6)          (10.4)           242.2
    Depreciation and tooling amortization                          128.7           130.0           124.7            108.3
    Amortization of intangibles                                      3.3            26.4            27.4             27.5
                                                            -------------   -------------   -------------   --------------
EBITDA                                                             131.7           (54.2)          141.7            378.0
    Asset impairments and other restructuring charges               43.5           141.6           127.7              3.7
    Reorganization items                                            44.5            47.8               -                -
    Loss on investment in joint venture                                -             3.8             1.5                -
    Other items                                                      8.8            15.3            15.2                -
                                                            -------------   -------------   -------------   --------------
Adjusted EBITDA                                                  $ 228.5         $ 154.3         $ 286.1          $ 381.7
                                                            =============   =============   =============   ==============

         In addition, the Company is providing prospective lenders with management's estimates regarding the Company's market share information for the products manufactured by the Company's North American business and its business outside of North America. Such management estimates are as of the end of fiscal year 2001 and exclude in-house manufacturing by automobile manufacturers. Such estimates of market share information are as follows:

                                                       Market Position
                                                  --------------------------
         Product Category:                        North America    Europe
                                                  -------------- -----------
         Steel Wheels                                  #1            #1
         Cast Aluminum Wheels                          #2            #1
         Fabricated Aluminum Wheels                    #1            #1
         Commercial Highway Steel Wheels               #2            #1
         Cast Aluminum Knuckles                        #1            *
         Cast Aluminum Control Arms                    #1            *
         Cast Aluminum Cross Members                   #1            *
         Intake Manifolds                              #2            *
         Exhaust Manifolds                             #3            *
         Brake Rotors & Drums                          #2            *

--------------------
         * We do not participate in this market in a material manner.

         This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         Some of the matters discussed in this report may constitute forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "seeks", "approximately", "intends", "plans", "estimates" or "anticipates" or the negative thereof or other comparable terminology, or by discussions of strategy, plans or intentions. Without limiting the generality of the preceding statement, all statements in this report concerning or relating to or relating to estimated market share are forward-looking statements. In addition, from time to time we make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are necessarily estimates that involve a number of risks and uncertainties. There can be no assurance that our actual results will not differ materially from the results anticipated in such forward-looking statements.

         While it is impossible to identify all such factors, factors that could cause actual outcomes and results to differ materially from those estimated by us include, but are not limited to: (1) the outcome and consequences of the Company's Chapter 11 proceedings; (2) competitive pressure in the Company's industry increases significantly; (3) general economic conditions are less favorable than expected; (4) the Company's dependence on the automotive and commercial highway industries (which may be adversely affected by a weakening of the economy and have historically been cyclical);
(5) changes in the financial markets affecting the Company's financial structure and the Company's cost of capital and borrowed money; (6) the uncertainties inherent in international operations and foreign currency fluctuations; and (7) uncertainties relating to the war in the Middle East.


Item 12. Results of Operations and Financial Condition.

         The financial information furnished pursuant to Item 9 above includes information regarding the Company's results of operations for completed annual fiscal periods and is furnished herewith pursuant to Item 12.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAYES LEMMERZ INTERNATIONAL, INC.



                                           By:  /s/ Patrick C. Cauley
                                              ------------------------------
                                                Patrick C. Cauley
                                                General Counsel & Secretary

   Dated: May 5, 2003